C0000000230 | M

104598

DIAMEDICA THERAPEUTICS INC.

Number 00000000

Shares

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CONTINUED UNDER THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

THIS CERTIFIES THAT [redacted]

CUSIP 25253X207

IS THE REGISTERED HOLDER OF [redacted]

ISIN CA25253X2077

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NON-ASSESSABLE VOTING COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF

DIAMEDICA THERAPEUTICS INC.

transferable on the books of the Corporation only upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

SAMPLE

Dated: May 29, 2019

President & Chief Executive Officer

Chief Financial Officer & Secretary

VOID

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE TRUST COMPANY, N.A.
(CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

OR

COUNTERSIGNED AND REGISTERED
COMPUTERSHARE INVESTOR SERVICES INC.
(TORONTO)
TRANSFER AGENT AND REGISTRAR

By ______________________
Authorized Officer

VOID

The shares represented by this certificate are transferable at the office of Computershare Investor Services Inc. in Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY.

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common	(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) Uniform Gifts to Minors Act
TEN ENT	- as tenants by the entireties		
JT TEN	- as joint tenants with rights of survivorship and not as tenants in common		

Additional abbreviations may also be used though not in the above list.

For value received the undersigned hereby sells, assigns and transfers unto

____

Insert name and address of transferee

____

____ shares

represented by this certificate and does hereby irrevocably constitute and appoint

____ the attorney

of the undersigned to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

DATED: ____________________

______________________ Signature of Shareholder

______________________ Signature of Guarantor

Signature Guarantee:
The signature on this assignment must correspond with the name as written upon the face of the certificate(s), in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by a major Canadian Schedule I chartered bank or a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP). The Guarantor must affix a stamp bearing the actual words "Signature Guaranteed".

In the USA, signature guarantees must be done by members of a "Medallion Signature Guarantee Program" only.

Signature guarantees are not accepted from Treasury Branches, Credit Unions or Caisses Populaires unless they are members of the Stamp Medallion Program.

UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT MADE AS OF DECEMBER 21, 2017 (THE "**RIGHTS AGREEMENT**") BETWEEN DIAMEDICA THERAPEUTICS INC. (THE "**COMPANY**") AND COMPUTERSHARE INVESTOR SERVICES INC., AS RIGHTS AGENT, (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF) THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE HEAD OFFICE OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT SUCH RIGHTS MAY BE TERMINATED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON", AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS IS PRACTICABLE UPON RECEIPT OF A WRITTEN REQUEST THEREFOR.

